SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549



                            FORM 8-K



                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported) June 24, 1997



     NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
          NAVISTAR FINANCIAL DEALER NOTE TRUST 1990 AND
           NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
     (Exact name of registrant as specified in its charter)



                            Delaware
         (State or other jurisdiction of incorporation)



               33-87374                        36-3731520
       (Commission File Number)     (IRS Employer Identification No.)





   2850 West Golf Road, Rolling Meadows, Illinois      60008
     (Address of principal executive offices)        (Zip Code)




Registrant's telephone number, including area code (847) 734-4000

            INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.


          On  June  24, 1997, Registrant made  available
          the   Monthly  Certificateholders'  Statement,
          Monthly Servicer and Settlement Certificate and Monthly Servicer Certificate for the Due
          Period  of  May  1997, which are  attached  as
          Exhibit 20 hereto.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits:

          See attached Exhibit Index.


                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




           NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                    NAVISTAR FINANCIAL DEALER NOTE TRUST 1990 AND
                      NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                                        (Registrant)



Date  July 2, 1997            By: /s/ Phyllis E. Cochran
                                      Phyllis E. Cochran
                                      Vice President and Controller

                                                         FORM 8-K


                          EXHIBIT INDEX


Exhibit
Number    Description


 20.1     Monthly Servicer Certificate, dated June 24, 1997


 20.2     Monthly Certificateholders' Statement, dated June 24, 1997


 20.3     Monthly Servicer and Settlement Certificate, dated June 24, 1997